UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 10, 2010 (November 8, 2010)
LIBERTY ACQUISITION HOLDINGS CORP.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-33862 (Commission File Number)	26-0490500 (IRS Employer Identification Number)
1114 Avenue of the Americas, 41st Floor
New York, New York 10036
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 380-2230
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS
     ON OCTOBER 26, 2010, IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION (THE “BUSINESS COMBINATION”) BETWEEN PROMOTORA DE INFORMACIONES, S.A. (“ PRISA”) AND LIBERTY ACQUISITION HOLDINGS CORP. (“ LIBERTY”), LIBERTY FILED A DEFINITIVE PROXY STATEMENT FOR THE PROPOSED BUSINESS COMBINATION AND PROPOSED WARRANT AMENDMENT THAT ALSO CONSTITUTES A PROSPECTUS OF PRISA. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, AMONG OTHER THINGS, REFLECTS THE TERMS OF THE AMENDED AND RESTATED BUSINESS COMBINATION AGREEMENT ENTERED INTO BETWEEN PRISA AND LIBERTY ON AUGUST 4, 2010 (AS FURTHER AMENDED, THE “ AMENDED AND RESTATED BUSINESS COMBINATION AGREEMENT”). LIBERTY HAS MAILED THE DEFINITIVE PROXY STATEMENT/PROSPECTUS TO ITS STOCKHOLDERS AND WARRANTHOLDERS AS OF THE CLOSE OF BUSINESS ON OCTOBER 25, 2010 FOR VOTING ON THE PROPOSED BUSINESS COMBINATION AND PROPOSED WARRANT AMENDMENT. LIBERTY STOCKHOLDERS AND WARRANTHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, BECAUSE IT CONTAINS IMPORTANT INFORMATION REGARDING LIBERTY, PRISA, THE PROPOSED BUSINESS COMBINATION, THE PROPOSED WARRANT AMENDMENT AND RELATED MATTERS.
     STOCKHOLDERS AND WARRANTHOLDERS MAY OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER DOCUMENTS FILED BY LIBERTY OR PRISA WITH THE SEC, FREE OF CHARGE, AT THE SEC’S WEBSITE (WWW.SEC.GOV) OR BY SENDING A REQUEST TO LIBERTY, 1114 AVENUE OF THE AMERICAS, 41ST FLOOR, NEW YORK, NEW YORK 10036, OR BY CALLING LIBERTY AT (212) 380-2230. PRISA HAS ALSO FILED CERTAIN DOCUMENTS WITH THE SPANISH COMISIÓN NACIONAL DEL MERCADO DE VALORES (THE “CNMV”) IN CONNECTION WITH ITS SHAREHOLDERS’ MEETING TO BE HELD IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION, WHICH ARE AVAILABLE ON THE CNMV’S WEBSITE AT WWW.CNMV.ES.
     LIBERTY AND ITS DIRECTORS AND OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM LIBERTY’S STOCKHOLDERS IN RESPECT OF THE PROPOSED BUSINESS COMBINATION AND FROM THE WARRANTHOLDERS OF LIBERTY IN CONNECTION WITH THE PROPOSED WARRANT AMENDMENT. INFORMATION REGARDING THE OFFICERS AND DIRECTORS OF LIBERTY IS AVAILABLE IN LIBERTY’S DEFINITIVE PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT DOCUMENTS FILED WITH THE SEC.
     PRISA AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM THE STOCKHOLDERS OF LIBERTY IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION AND FROM THE WARRANTHOLDERS OF LIBERTY IN CONNECTION WITH THE PROPOSED WARRANT AMENDMENT. INFORMATION REGARDING THE INTERESTS OF THESE DIRECTORS AND EXECUTIVE OFFICERS IN THE BUSINESS COMBINATION IS INCLUDED IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT DOCUMENTS FILED WITH THE SEC.
     THIS REPORT MAY INCLUDE “FORWARD LOOKING STATEMENTS” WITHIN THE MEANING OF THE “SAFE HARBOR” PROVISIONS OF THE UNITED STATES PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY THE USE OF WORDS SUCH AS “ANTICIPATE”, “BELIEVE”, “EXPECT”, “ESTIMATE”, “PLAN”, “OUTLOOK”, AND “PROJECT” AND OTHER SIMILAR EXPRESSIONS THAT PREDICT OR INDICATE FUTURE EVENTS OR TRENDS OR THAT ARE NOT STATEMENTS OF HISTORICAL MATTERS. INVESTORS ARE CAUTIONED THAT SUCH FORWARD LOOKING STATEMENTS WITH RESPECT TO REVENUES, EARNINGS, PERFORMANCE, STRATEGIES, PROSPECTS AND OTHER ASPECTS OF THE BUSINESSES OF PRISA, LIBERTY AND THE COMBINED GROUP AFTER COMPLETION OF THE PROPOSED BUSINESS COMBINATION ARE BASED ON CURRENT EXPECTATIONS THAT ARE SUBJECT TO RISKS AND UNCERTAINTIES. A NUMBER OF FACTORS COULD CAUSE ACTUAL RESULTS OR OUTCOMES TO DIFFER MATERIALLY FROM THOSE INDICATED BY SUCH FORWARD LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO: (1) THE OCCURRENCE OF ANY EVENT, CHANGE OR OTHER CIRCUMSTANCES THAT COULD GIVE RISE TO THE TERMINATION OF THE AMENDED AND RESTATED BUSINESS COMBINATION AGREEMENT; (2) THE OUTCOME OF ANY

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LEGAL PROCEEDINGS THAT MAY BE INSTITUTED AGAINST PRISA AND OTHERS FOLLOWING ANNOUNCEMENT OF THE AMENDED AND RESTATED BUSINESS COMBINATION AGREEMENT AND TRANSACTIONS CONTEMPLATED THEREIN; (3) THE INABILITY TO COMPLETE THE TRANSACTIONS CONTEMPLATED BY THE AMENDED AND RESTATED BUSINESS COMBINATION AGREEMENT DUE TO THE FAILURE TO OBTAIN LIBERTY STOCKHOLDER APPROVAL, LIBERTY WARRANTHOLDER APPROVAL OR PRISA SHAREHOLDER APPROVAL; (4) DELAYS IN OBTAINING, ADVERSE CONDITIONS CONTAINED IN, OR THE INABILITY TO OBTAIN NECESSARY REGULATORY APPROVALS REQUIRED TO COMPLETE THE TRANSACTIONS CONTEMPLATED BY THE AMENDED AND RESTATED BUSINESS COMBINATION AGREEMENT; (5) THE RISKS THAT PRISA’S PLANNED ASSET DISPOSITIONS AND/OR RESTRUCTURING OF ITS CREDIT FACILITIES WILL FAIL TO BE COMPLETED OR FAIL TO BE COMPLETED ON THE TERMS CURRENTLY ANTICIPATED OR THAT PRISA WILL NOT RECEIVE THE NECESSARY CONSENTS UNDER ITS REFINANCING MASTER AGREEMENT TO THE TERMS OF THE BUSINESS COMBINATION; (6) THE RISK THAT HOLDERS OF MORE THAN 80 MILLION SHARES OF LIBERTY COMMON STOCK WILL ELECT TO RECEIVE CASH OR WILL ELECT TO REDEEM THEIR SHARES; (7) THE RISK THAT OTHER CONDITIONS TO CLOSING MAY NOT BE SATISFIED; (8) THE RISK THAT SECURITIES MARKETS WILL REACT NEGATIVELY TO THE BUSINESS COMBINATION OR OTHER ACTIONS BY PRISA AND THE HOLDERS OF LIBERTY COMMON STOCK WILL NOT FIND THIS TO BE MORE ATTRACTIVE THAN THE FORMER TERMS OF THE BUSINESS COMBINATION OR HAVE A DIFFERENT VIEW OF THE VALUE AND LONG-TERM PROSPECTS OF PRISA; (9) THE RISK THAT THE PROPOSED TRANSACTION DISRUPTS CURRENT PLANS AND OPERATIONS AS A RESULT OF THE ANNOUNCEMENT AND CONSUMMATION OF THE TRANSACTIONS DESCRIBED HEREIN; (10) THE ABILITY TO RECOGNIZE THE ANTICIPATED BENEFITS OF THE COMBINATION OF PRISA AND LIBERTY AND OF PRISA TO TAKE ADVANTAGE OF STRATEGIC OPPORTUNITIES; (11) COSTS RELATED TO THE PROPOSED BUSINESS COMBINATION; (12) THE LIMITED LIQUIDITY AND TRADING OF LIBERTY’S SECURITIES; (13) CHANGES IN APPLICABLE LAWS OR REGULATIONS; (14) THE POSSIBILITY THAT PRISA MAY BE ADVERSELY AFFECTED BY OTHER ECONOMIC, BUSINESS, AND/OR COMPETITIVE FACTORS; AND (15) OTHER RISKS AND UNCERTAINTIES INDICATED FROM TIME TO TIME IN PRISA’S OR LIBERTY’S FILINGS WITH THE SEC.
     READERS ARE REFERRED TO LIBERTY’S MOST RECENT REPORTS FILED WITH THE SEC, INCLUDING ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009 AND ITS QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 2010. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE, AND LIBERTY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE THE FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

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Item 3.02. Unregistered Sales of Securities.
     On November 9, 2010, Liberty Acquisition Holdings Corp. (“ Liberty”) issued and sold the following newly-created shares of preferred stock:
•	An aggregate of 50,000 shares of a new series of preferred stock designated as Series A Preferred Stock (the “ Series A Preferred Stock”), for a purchase price of $1,000 per share and an aggregate purchase price of $50 million, all of which were purchased by Liberty’s sponsors, Berggruen Acquisition Holdings Ltd. and Marlin Equities II, LLC (collectively, the “ Sponsors”) (each of which purchased 25,000 shares of Series A Preferred Stock);
•	An aggregate of 300,000 shares of a new series of preferred stock designated as Series B Preferred Stock (the “ Series B Preferred Stock”), for a purchase price of $1,000 per share and an aggregate purchase price of $300 million, of which 150,000 shares were purchased by Tyrus Capital Event Master Fund Ltd. (“ Tyrus”) and 150,000 shares were purchased by HSBC Bank plc (“ HSBC”);
•	An aggregate of ten shares of a new series of preferred stock designated as Series C Preferred Stock (the “ Series C Preferred Stock”), for a purchase price of $1.00 per share and an aggregate purchase price of $10, all of which were purchased by Tyrus;
•	An aggregate of 50,000 shares of a new series of preferred stock designated as Series D Preferred Stock (the “ Series D Preferred Stock”), for a purchase price of $1,000 per share and an aggregate purchase price of $50 million, all of which were purchased by Centaurus Capital Limited, on behalf of certain of its affiliates; and
•	An aggregate of 100,000 shares of a new series of preferred stock designated as Series E Preferred Stock (the “ Series E Preferred Stock” and, collectively with the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Liberty Series D Preferred Stock, the “ Liberty Preferred Stock”), for a purchase price of $1,000 per share and an aggregate purchase price of $100 million, of which 50,000 shares were purchased by HSBC, 25,000 shares were purchased by a wholly owned affiliate of Banco Santander to which Banco Santander has assigned its interest and 25,000 shares were purchased by Pentwater Growth Fund Ltd. and two related funds.
     The shares of Liberty Preferred Stock were sold pursuant to the terms of the several Preferred Stock Purchase Agreements (each, a “ Preferred Stock Purchase Agreement”) entered into between Liberty and each of the purchasers (each, including each Sponsor, an “ Investor”), as summarized in Liberty’s current reports on Form 8-K filed on August 9, 2010 and August 16, 2010. The proceeds of the sale of the Liberty Preferred Stock will be held in escrow and used to help fund the $10.00 per share cash alternative available to Liberty common stockholders and/or payments to Liberty common stockholders who validly exercise their redemption rights, in each case in connection with the proposed business combination between Liberty and Promotora de Informaciones, S.A. (“ Prisa”), as and if needed. The sale of the Liberty Preferred Stock is exempt from registration under the Securities Exchange Act of 1933, as amended, pursuant to Section 4(2) thereof. The offer and sale did not involve a public offering and there was no general solicitation or general advertising involved in the offer or sale of the Liberty Preferred Stock.
     The Liberty Preferred Stock is not entitled to receive any dividends and has no voting rights other than as required by law, except that the vote or written consent of holders of at least two-thirds of the outstanding shares of each class of Liberty Preferred Stock is required for the Company to take certain actions that would impact the rights of the applicable class of Liberty Preferred Stock. The rights, privileges and restrictions applicable to each class of Liberty Preferred Stock are set forth in a certificate of designations of such class of Liberty Preferred Stock, which certificates of designations were filed with the Secretary of State of the State of Delaware on November 8, 2010 in the forms attached as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.03. Amendment of Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The information provided in Item 3.01 of this Current Report is incorporated in this Item 5.03 by reference in its entirety.
Item 8.01. Other Events.
     The information provided in Item 3.01 of this Current Report is incorporated in this Item 8.01 by reference in its entirety.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
4.1	Certificate of Designations, Preferences and Rights of Series A Preferred Stock

4.2	Certificate of Designations, Preferences and Rights of Series B Preferred Stock

4.3	Certificate of Designations, Preferences and Rights of Series C Preferred Stock

4.4	Certificate of Designations, Preferences and Rights of Series D Preferred Stock

4.5	Certificate of Designations, Preferences and Rights of Series E Preferred Stock

10.1	Preferred Stock Purchase Agreement, dated as of August 4, 2010, between Berggruen Acquisition Holdings Ltd and Liberty (1)

10.2	Preferred Stock Purchase Agreement, dated as of August 4, 2010, between Marlin Equities II, LLC and Liberty (1)

10.3	Preferred Stock Purchase Agreement, dated as of August 4, 2010, between HSBC Bank plc and Liberty (1)

10.4	Preferred Stock Purchase Agreement, dated as of August 4, 2010, between Tyrus Capital Event Master Fund Ltd. and Liberty (1)

10.5	Preferred Stock Purchase Agreement, dated as of August 4, 2010, between Centaurus Capital Limited (on behalf of the various investment funds to which Centaurus Capital LP acts as investment manager) and Liberty (1)

10.6	Preferred Stock Purchase Agreement, dated as of August 13, 2010, between HSBC Bank plc and Liberty (1)

10.7	Preferred Stock Purchase Agreement, dated as of August 13, 2010, between Banco Santander and Liberty (1)

10.8	Preferred Stock Purchase Agreement, dated as of August 13, 2010, among Pentwater Growth Fund Ltd., Pentwater Equity Opportunities Master Fund Ltd., Oceana Master Fund Ltd. and Liberty (1)

(1)	Incorporated by reference to an exhibit to Amendment No. 2 to the Registration Statement on Form F-4 filed by Promotora de Informaciones, S.A. (Registration No. 333-166653) on September 17, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY ACQUISITION HOLDINGS CORP.
Date: November 10, 2010	By:	/s/ Jared Bluestein
		Name:	Jared Bluestein
		Title:	Secretary

EXHIBIT INDEX

Exhibit
Number	Description
4.1	Certificate of Designations, Preferences and Rights of Series A Preferred Stock

4.2	Certificate of Designations, Preferences and Rights of Series B Preferred Stock

4.3	Certificate of Designations, Preferences and Rights of Series C Preferred Stock

4.4	Certificate of Designations, Preferences and Rights of Series D Preferred Stock

4.5	Certificate of Designations, Preferences and Rights of Series E Preferred Stock

10.1	Preferred Stock Purchase Agreement, dated as of August 4, 2010, between Berggruen Acquisition Holdings Ltd and Liberty (1)

10.2	Preferred Stock Purchase Agreement, dated as of August 4, 2010, between Marlin Equities II, LLC and Liberty (1)

10.3	Preferred Stock Purchase Agreement, dated as of August 4, 2010, between HSBC Bank plc and Liberty (1)

10.4	Preferred Stock Purchase Agreement, dated as of August 4, 2010, between Tyrus Capital Event Master Fund Ltd. and Liberty (1)

10.5	Preferred Stock Purchase Agreement, dated as of August 4, 2010, between Centaurus Capital Limited (on behalf of the various investment funds to which Centaurus Capital LP acts as investment manager) and Liberty (1)

10.6	Preferred Stock Purchase Agreement, dated as of August 13, 2010, between HSBC Bank plc and Liberty (1)

10.7	Preferred Stock Purchase Agreement, dated as of August 13, 2010, between Banco Santander and Liberty (1)

10.8	Preferred Stock Purchase Agreement, dated as of August 13, 2010, among Pentwater Growth Fund Ltd., Pentwater Equity Opportunities Master Fund Ltd., Oceana Master Fund Ltd. and Liberty (1)

(1)	Incorporated by reference to an exhibit to Amendment No. 2 to the Registration Statement on Form F-4 filed by Promotora de Informaciones, S.A. (Registration No. 333-166653) on September 17, 2010.